Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch Natural Resources Trust (the "Trust"), Inc., certify that:

      1. The N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Dated: March 17, 2003


                                           /s/ Terry K. Glenn
                                           -------------------------------------
                                           Terry K. Glenn,
                                           President of
                                           Merrill Lynch Natural Resources Trust

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Natural Resources Trust (the "Trust"), certify that:

      1. The N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Dated: March 17, 2003


                                           /s/ Donald C. Burke
                                           -------------------------------------
                                           Donald C. Burke,
                                           Chief Financial Officer of
                                           Merrill Lynch Natural Resources Trust